GOODWILL	12 Months Ended
Dec. 31, 2018
GOODWILL
10. GOODWILL

Changes in the carrying amount of goodwill for the years ended December 31, 2016, 2017 and 2018 are as follows:

	Gross amount	Accumulated impairment loss	Net amount
	RMB	RMB	RMB
Balance at January 1, 2016	10,342,694	-	10,342,694
Impairment allowance	-	(10,561,857)	(10,561,857)
Translation difference	219,163	-	219,163
Balance at December 31, 2016	10,561,857	(10,561,857)	-
Translation difference	-	-	-
Balance at December 31, 2017 and 2018	-	-	-
Balance at December 31, 2017 and 2018 US$ (Note 3)	-	-	-

In 2010, the Group recognized goodwill of US$1.6 million in connection with the acquisition of Red 5.The Group measures the consideration it transfers at fair value, which may be calculated as the sum of the acquisition-date fair values of the assets transferred, liabilities incurred to former owners of the acquiree, and equity instruments issued. The costs directly attributable to the acquisition are expensed as incurred. Identifiable assets acquired and liabilities assumed are measured separately at their fair value as of the acquisition date, irrespective of the extent of any noncontrolling interests. Contingent consideration is measured at fair value and recorded as a liability. The excess of (i) the total cost of acquisition, fair value of the noncontrolling interests and acquisition-date fair value of any previously held equity interest in the acquiree over (ii) the fair value of the identifiable net assets of the acquiree is recorded as goodwill. If the cost of acquisition is less than the fair value of the net assets of the subsidiary acquired, the difference would be recognized directly in the consolidated statements of operations and comprehensive loss.

In 2016, due to weaker than expected operating performance of Red 5, the Group determined that goodwill was fully impaired. Impairment loss of RMB10.6 million (US$1.5 million) was recorded for the year ended December 31, 2016.